  Exhibit 10.4
CONFIDENTIAL TREATMENT REQUESTED

The confidential portions of this exhibit have been delivered separately to the Securities and Exchange Commission pursuant to a confidential application for confidential treatment in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN [***].

TRADEMARK LICENSE AGREEMENT – AMENDMENT 2

THIS AMENDMENT is made on August 8, 2016 between:

(1)
MOTOROLA MOBILITY LLC., a Delaware corporation, having its principal its principal office at 222 West Merchandise Mart Plaza, Chicago, IL 60654 , USA (“Motorola”); and

(2)
ZOOM TELEPHONICS, INC., a Delaware Corporation having its principal office at 207 South Street, Boston MA 02111 USA, and its wholly owned subsidiary MTRLC LLC, a Delaware limited liability company, having an office at 160 Greentree Drive, Suite 101, Dover, Delaware 19904 USA (“Licensee”).

WHEREAS, Licensee and Motorola entered into a Licensee Agreement for cable modems and gateways, effective January 1, 2016 (the “Agreement”), and;

WHEREAS, the Parties intend to amend the Agreement upon the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, the adequacy of which is hereby acknowledged, the Parties hereto agree as follows:

1.
Exhibit A to the Agreement shall be deleted in its entirety and replaced with the Attached Exhibit A.

2.
The following shall be added as a new Section 6.5

“The Products shall carry a unique identifier (e.g., a unique serial number or date code) to distinguish them from other products offered, provided or sold by Licensee, Licensor and/or third-party licensees. Such unique identifiers shall be sufficient for Licensee to fully and accurately track each Product through the distribution chain to the end consumer, as well as in connection with all post-sales, return, repair, customer support and other services relating to the Products or the Manufacturer’s Warranty (as defined herein). Licensee shall at its sole expense ensure that Licensee as well as all Approved Manufacturers have implemented systems sufficient to enable such tracking and to facilitate all reporting to Licensor regarding the Products required under this Agreement. Licensee shall at its sole expense promptly and fully comply with all anti-counterfeiting programs and initiatives relating to the Products as directed by Licensor in its sole discretion. Licensee acknowledges and agrees that at a minimum, if an Approved Manufacturer also sells or distributes the Product on Licensee’s behalf, that such Approved Manufacturer shall affix a serialized anti-counterfeiting label to such Product, and comply with the Motorola’s anti-counterfeiting program.”

3.
The terms of the Agreement shall remain in full force and effect except as specifically amended herein. Defined terms, not otherwise defined herein, shall have the same meaning as set forth in the Agreement.

4.
This Amendment is binding on the respective parties, their permitted successors in interest, assignees, executors, administrators and heirs of the parties.

5.
This Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement. This Amendment may be executed and delivered by electronic mail (email) or facsimile copies, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties haves caused this Amendment to be executed by their duly authorized representatives on the dates indicated below:

MOTOROLA MOBILITY LLC.	ZOOM TELEPHONICS, INC
By: /s/ Nadim Halabi_________________ Nadim Halabi	BY: /s/ Frank Manning________________ Frank Manning
Title: Director, Trademark Licensing	Title: President and CEO
Date: August 16, 2016	Date: August 12, 2016

EXHIBIT A
(Revised by Amendment #2)

License between Motorola and Zoom Telephonics, Inc.

Products:
1)
Broadband cable modems, including standalone cable modems; cable modems containing routers; and cable set-top boxes containing cable modems.
2)
Routers, including wireless (Wi-Fi), wired, and routers with built-in cellular modems.
3)
Wi-Fi range extenders.
4)
Home powerline network adaptors (i.e. a device that extends wired or wireless broadband connections to an AC outlet using the existing electrical wiring).
5)
Wireless access points (i.e. networking hardware devices that allow a Wi-Fi enabled device to connect to a wired network).

All of the foregoing shall be consumer-grade, and designed for and intended for use by consumers. Broadband cable Modems may or may not include voice, Packetcable, or EMTA capability, provided such modems shall not be marketed or bundled with wireless, corded or cordless phones, or otherwise as an end-to-end solution for making phone calls.

Territory: Worldwide

Authorized Channels:
1)
Retail and cable operator stores, including department stores (e.g. Sears), chain consumer electronics stores (e.g. Best Buy), cable operator stores (e.g. Comcast), etailers (e.g. Amazon), warehouse clubs (e.g. Costco), Shop-at-home TV channels (e.g. QVC) and general merchandise stores (e.g. Walmart), but specifically excluding deep discount retailers, and liquidators (e.g. Big Lots).
2)
Service providers (e.g. Comcast)
3)
Distributors to these channels (e.g. Ingram).

Royalty Rate:

●
[*.*]% of Net Sales for Products sold for use in the [*****], [*****], [*****], [*****], [*****], [*****], [*****], and the countries,

territories and special sovereign areas of [*****], including [************************************* *********************

************************************************************************************************************

************************************************************************************************************

***********************************************************************************************************].

●
[*]% of Net Sales for Products sold for use in the rest of the World.

Minimum Royalty: $17 million, broken down as follows:

●
2016: $2M
●
2017: $3M
●
2018: $3.5M
●
2019: $4.0M
●
2020: $4.5M

Set-Up Fee: $[******], paid January 2016.

Term: January 1, 2016 – Dec 31, 2020

Sales Year: Jan. to December 31.